UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACTS OF 1934

Date of Report (Date of earliest event reported): January 9, 2009

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(A.) On January 9, 2009, Heidrick & Struggles International, Inc. (the “Company”) and Charles G. Davis entered into a new employment agreement (the “Agreement”) superseding his original employment agreement.

Under the terms of the Agreement:

The new terms of employment are effective as of January 1, 2009.

Mr. Davis will serve as Managing Partner, Global Practices, reporting directly to the Chief Executive Officer.

Mr. Davis will relocate from Hong Kong to the United States as soon as he becomes eligible to work in the United States.

Mr. Davis will receive an annual base salary of $700,000.

Mr. Davis will continue to participate in the Management Incentive Plan at the Tier I level.

Mr. Davis will continue to receive an annual bonus with a target bonus opportunity of 100% of his base salary.

Mr. Davis will receive a cash sign-on bonus of $75,000 payable within thirty (30) business days of his execution of the Agreement.

In connection with his move to the United States, Mr. Davis will receive certain relocation benefits pursuant to the Heidrick & Struggles Relocation Program. If Mr. Davis resigns from the Company or is terminated for Cause (as defined in the Agreement), he will reimburse the Company within fifteen (15) business days following the termination date for all relocation expenses incurred in connection with his move to the United States.

Mr. Davis will participate in the Company’s benefit programs at the same level as such benefits are generally provided by the Company from time to time to other senior executives of the Company.

The Company will reimburse Mr. Davis for his business expenses in accordance with its policies.

If the Company terminates Mr. Davis’ employment without Cause (as defined in the Agreement), the Company will provide Mr. Davis with certain additional payments and benefits, as set forth in the Agreement.

During the term of his employment with the Company and thereafter, Mr. Davis is prohibited from disclosing any trade secrets or other confidential or proprietary information concerning the Company, as set forth in the Agreement.

Mr. Davis is prohibited from competing with the Company and soliciting the Company’s customers during his employment and, under defined circumstances, for 12 months after termination.

Mr. Davis is prohibited from soliciting any of the Company’s employees, under defined circumstances, for a period of 12 months following termination.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1, and incorporated by reference herein.

(B.) On January 9, 2009, Heidrick & Struggles International, Inc. (the “Company”) and Robert L. Hines entered into an amendment (the “Amendment”) of his letter agreement, dated April 23, 2008, to reflect his new role as Managing Partner, Global Operations, and to comply with Internal Revenue Code Section 409A and the guidance and regulations thereunder, to the extent applicable.

The Amendment modifies Mr. Hines’ employment agreement dated April 23, 2008 (the “Agreement”).

Under the terms of the Agreement:

Mr. Hines serves as Chief Operating Officer, Americas, and Managing Partner, Americas West, Central and Southeast.

Mr. Hines relocated from Toronto to the United States.

Mr. Hines receives an annual base salary of $425,000.

Mr. Hines is eligible to receive an annual bonus with a target bonus opportunity of 100% of his base salary.

Mr. Hines was granted restricted stock units with respect to shares of common stock of the Company, with a value of $425,000, which restricted stock units vest at a rate of one third on the first three anniversaries of the grant date, and, upon vest, convert into shares of common stock on a one-for-one basis.

In connection with his move to the United States, Mr. Hines received certain relocation benefits pursuant to the Heidrick & Struggles Relocation Program.

Mr. Hines will receive a cash payment of $70,000 on April 30, 2009 to cover his tax liability on the deemed disposition of his assets, which occurred as a result of his relocation from Canada to the United States.

Mr. Hines will participate in the Company’s benefit programs at the same level as such benefits are generally provided by the Company from time to time to other senior executives of the Company.

The Company will reimburse Mr. Hines for his business expenses in accordance with its policies.

If the Company terminates Mr. Hines’ employment without Cause (as defined in the Agreement), the Company will provide Mr. Hines with certain additional payments and benefits, as set forth in the Agreement.

During the term of his employment with the Company and thereafter, Mr. Davis is prohibited from disclosing any trade secrets or other confidential or proprietary information concerning the Company, as set forth in the Agreement.

Mr. Hines is prohibited from competing with the Company and soliciting the Company’s customers during his employment and, under defined circumstances, for 12 months after termination.

Mr. Hines is prohibited from soliciting any of the Company’s employees, under defined circumstances, for a period of 12 months following termination.

The foregoing description of the Amendment and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Agreement, copies of which are attached as Exhibits 10.2 and 10.3, and incorporated by reference herein.

(C.) On January 9, 2009, Heidrick & Struggles International, Inc. (the “Company”) and L. Kevin Kelly entered into an amendment (the “Amendment”) of his letter agreement, dated March 28, 2007, to comply with Internal Revenue Code Section 409A and the guidance and regulations thereunder, to the extent applicable.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.4, and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

c)	Exhibits:

Exhibit Number	Description
10.1	Letter Agreement dated January 7, 2008 between Charles G. Davis and the Company.

10.2	First Amendment effective as April 23, 2008 to Letter Agreement dated April 23, 2008 between Robert L Hines and the Company.

10.3	Letter Agreement dated April 23, 2008 between Robert L Hines and the Company.

10.4	First Amendment effective as of March 28, 2007 to Letter Agreement dated March 28, 2007 between R. Kevin Kelly and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2009

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ K. Steven Blake
Name:	K. Steven Blake
Title:	Executive Vice President,
General Counsel and Secretary